Supplement Dated May 1, 2019

(for Applications signed on or after January 17, 2017) to the

Prospectus dated May 1, 2019 for

Protective Dimensions III

Issued by

Protective Life Insurance Company

Protective Variable Annuity Separate Account

This Rate Sheet Prospectus Supplement should be read carefully and retained with the Prospectus dated May 1, 2019 for the Protective Dimensions III variable annuity. You may obtain a current Prospectus by calling 1-800-456-6330.

This Rate Sheet Prospectus Supplement provides the current Roll-up percentage and Maximum Withdrawal Percentage under the SecurePay FXi living benefit rider as described in the “PROTECTED LIFETIME INCOME BENEFIT-Determining the Amount of Your SecurePay Withdrawals” section of the Prospectus. If there is no specified end date to a Rate Sheet Prospectus Supplement, the Rate Sheet Prospectus Supplement may only be superseded by a subsequent Rate Sheet Prospectus Supplement subject to the requirements described in the last sentence to this section of the Prospectus. This Supplement must be used in conjunction with an effective Protective Dimensions III variable annuity Prospectus.

The rates below are effective until superseded by a subsequent Rate Sheet Prospectus Supplement. The rates apply for applications that are signed on or after January 17, 2017, and that we receive in Good Order within ten calendar days of the date this Supplement is no longer effective.  We must also receive at least the minimum initial Purchase Payment in the amount and time frame described in the Prospectus. No new Rate Sheet Prospectus Supplement that supersedes a prior Rate Sheet Prospectus Supplement will become effective unless written notice of effectiveness of the new Rate Sheet Prospectus Supplement is given at least 10 business days in advance.

Before submitting your application for a Protective Dimensions III variable annuity, please obtain a current Rate Sheet Prospectus Supplement. To obtain a current Rate Sheet Prospectus Supplement:

•                  Contact your financial advisor

•                  Contact us toll-free at 1-800-456-6330

•                  http://protective.onlineprospectus.net/protective/ProtectiveDimensionsIII/index.html or

•                  Go to www.sec.gov under File No. 333-212857.

The Roll-up Percentage and the Maximum Withdrawal Percentage applicable to your Contract will not change for the life of your Contract.

ROLL-UP PERCENTAGE

5.0%

MAXIMUM WITHDRAWAL PERCENTAGE

Age of (Younger) Covered Person on the Benefit Election Date	Withdrawal Percentage - (One Covered Person)	Withdrawal Percentage - (Two Covered Persons)
At least 59½ but less than 65 years old	4.00%	3.50%
At least 65 but less than 70 years old	5.00%	4.50%
At least 70 but less than 75 years old	5.20%	4.70%
75 years old or more	5.30%	4.80%

If you have any questions regarding this Rate Sheet Prospectus Supplement, please contact us toll free at 1-800-456-6330. Please keep this Rate Sheet Prospectus Supplement for future reference.